UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

The Allstate Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 19, 2020.

THE ALLSTATE CORPORATION THE ALLSTATE CORPORATION C/O EQ SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL, MN 55164-0945

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 20, 2020
Date: May 19, 2020 Time: 11:00 a.m., CDT
Location:	Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/ALL2020.
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/ALL2020 and be sure to have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page).
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
     How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Notice of 2020 Annual Meeting, Proxy Statement and 2019 Annual Report

How to View Online:
Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX  (located on the following page) available and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com
*

If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before May 5, 2020 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX  (located on the following page) available and follow the instructions.
During The Meeting:
Go to www.virtualshareholdermeeting.com/ALL2020. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX  (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote “FOR” all nominees for Director.

1.	Election of Directors

Nominees:

	1a.	Kermit R. Crawford

	1b.	Michael L. Eskew

	1c.	Margaret M. Keane

	1d.	Siddharth N. Mehta

	1e.	Jacques P. Perold

	1f.	Andrea Redmond

	1g.	Gregg M. Sherrill

	1h.	Judith A. Sprieser

	1i.	Perry M. Traquina

	1j.	Thomas J. Wilson

The Board of Directors recommends you vote "FOR" Proposals 2 and 3.

2.	Advisory vote to approve the compensation of the named executives.

3.	Ratification of the appointment of Deloitte & Touche LLP as Allstate's independent registered public accountant for 2020.

As an investor in this security, you have the right to vote on important issues.
Make your voice heard now!

Vote Common Shares by:
May 18, 2020

Vote Plan Shares by:
May 14, 2020

Control Number:
0123456789012345

Ways to Vote
Go to ProxyVote.com
Call 1-800-690-6903

For those in the Allstate 401(k) Savings Plan, vote by May 14, 2020 11:59 PM ET.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 19, 2020.

This notice has been sent on behalf of The Allstate Corporation. It provides voting instructions and deadlines to vote the shares of Allstate stock you may hold for the proposals listed at Allstate's annual meeting to be held on May 19, 2020 at 11:00 a.m. Due to the coronavirus outbreak, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting physically. To be admitted to the virtual Annual Meeting at http://www.virtualshareholdermeeting.com/ALL2020, you must enter the control number located above.

All votes are confidential and managed by an outside firm to maintain your confidentiality.

Proposals and Board Recommendations: The Board of Directors recommends stockholders vote FOR Proposals 1, 2, and 3:

Proposal 1) Election of 10 directors.

Proposal 2) Advisory vote to approve the compensation of the named executives.

Proposal 3) Ratification of the appointment of Deloitte & Touche LLP as Allstate's independent registered public accountant for 2020.

Vote now on Allstate's annual meeting proposals

Vote By:
- May 14, 2020 11:59 PM ET (for those in the Allstate 401(k) Savings Plan)
- May 18, 2020 11:59 PM ET (for all other accounts)

Important Materials: Annual Report and Proxy Statement Proxy Materials

Attend the Virtual Meeting Attend the Meeting

For holders as of March 20, 2020

Why Should I Vote?
Make your voice heard on critical issues like board elections and executive compensation. The outcome of the vote can affect the value of your shares.

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P.O. Box 1310, Brentwood, NY 11717
ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners.

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Commencing on or about April 6, 2020, The Allstate Corporation will make the following intranet webpage available to employees:

Now available: 2020 annual meeting educational materials

FAQ, other documents aim to help employees understand proxy voting process, proposals

Allstate began sending annual meeting materials to stockholders on April 6.

The annual stockholder meeting takes place May 19 and gives stockholders – including employees who hold shares through the Allstate 401(k) Savings Plan – an opportunity to voice their opinions on the election of the board of directors and other matters presented for a vote.

This FAQ document and this overview of the 2020 annual meeting's proposals can help employees better understand the proxy voting process and proposals. In addition to these materials, the corporation advises that all stockholders read the Notice of 2020 Annual Meeting, Proxy Statement and 2019 Annual Report before voting. Information specific to this year's proposals and the voting process begins on page 5.

As part of our precautions regarding the coronavirus (COVID-19) and to support the health and well-being of our stockholders, the annual meeting will be held in a virtual “audio only” meeting format at the following URL: www.virtualshareholdermeeting.com/ALL2020

Commencing on or about April 6, 2020, The Allstate Corporation will make the following intranet webpage available to employees:

Frequently Asked Questions

Employee Stockholders’ Guide to Voting on Annual Meeting Proposals

What is proxy voting?

Voting by proxy allows stockholders to voice their opinion on important issues that will be considered at Allstate’s annual stockholder meeting without having to participate in the meeting. Stockholders can vote in advance on the matters to be considered during the meeting.

Why are stockholders’ votes gathered this way?

Voting by proxy is a common practice among publicly traded companies because it allows stockholders to express their opinion without having to participate in the company’s annual meeting. Widely-held companies like Allstate have stockholders around the world; voting by proxy is a more convenient way to vote shares on proposals.

Why do stockholders have a vote?

When someone has an investment interest in Allstate or another company’s stock, they have a financial stake in its success. Our annual stockholder meeting and vote give stockholders an important opportunity to voice their opinion on the election of the board of directors and other governance matters.

Through the annual meeting process, employee stockholders have an opportunity to influence the company’s corporate governance by voting their shares, just as they help to drive Allstate’s success through the work they do every day.

Why is Allstate encouraging me to vote?

Every vote matters, including those of our employee stockholders. All stockholders – including employees – are encouraged to vote.

Why is Allstate providing more information about the annual meeting and vote?

It is important for employee stockholders to understand the issues and add their voices to the dialogue. The proxy vote process and issues up for vote can be confusing, and we don’t want that to discourage employee stockholders from participating. As with any significant decision, it is important to gather the facts and feel comfortable with the process.

To help, Allstate offers an overview of proposals that provides more information about the issues. This resource is meant to help employees feel comfortable with the voting process and issues up for vote.

What issues are up for vote in 2020?

Allstate stockholders will be asked to vote on governance items, including the election of the board of directors. More information is available in the Notice of 2020 Annual Meeting and Proxy Statement.

Please review this information before voting. The items up for vote are:

1. Election of 10 directors

2. Say-on-pay — advisory vote to approve the compensation of the named executives

3. Ratification of auditors — ratification of the appointment of Deloitte & Touche LLP as Allstate's independent registered public accountant for 2020

How can I vote?

Employees who own shares of Allstate stock will receive a notice that the proxy materials and voting instructions are available. Most of these employee stockholders will begin receiving it by email during the week of April 6, with the subject line “The Allstate Corporation Annual Meeting,” while others will receive the email from their broker. Some employees may receive materials by postal mail if they previously selected this delivery option.

In either case, stockholders may vote by following the instructions in the materials.

How do I set my delivery preferences for proxy materials?

Each year, an Allstate NOW article is published to remind employees that they can opt out of electronic delivery of proxy materials. However, employees can change their election at any time by following the processes set forth in the materials they receive.

Will Allstate leaders or employees know how I vote?

No. Allstate has a confidential voting policy that applies to all votes cast, including employee votes. All votes are confidential and managed by an outside firm to maintain confidentiality, except as necessary to allow the inspector of election to certify the vote result or meet certain legal requirements. The votes are tabulated by an independent outside vendor, and the results are certified by an independent inspector of election. However, if a stockholder provides a comment on his or her ballot, and knowing the vote is important to understand the comment, then the comment and the vote may be disclosed to the corporate secretary.

What happens if I don’t vote?

Stockholders who decide not to vote will miss an opportunity to voice their opinion. However, the decision about whether to vote will not affect their status as an Allstate stockholder. The trustee of the Allstate 401(k) Savings Plan, The Northern Trust Corp., will vote any shares not voted by plan participants. If less than 50 percent of shares held by participants are voted, the trustee would use its sole discretion to vote unvoted shares. If at least 50 percent of the shares held by participants are voted, the trustee would vote all other shares in the same proportion and in the same manner as the shares that have been voted, unless to do so would be inconsistent with the trustee’s duties.

When will the annual meeting take place? Can I attend?

The annual meeting is scheduled to begin at 11 a.m. on Tuesday, May 19, 2020. As part of our precautions regarding the coronavirus (COVID-19) and to support the health and well-being of our stockholders, the annual meeting will be held in a virtual “audio only” meeting format. You will not be able to attend the meeting physically, although all stockholders are encouraged to participate virtually. To be admitted to the annual meeting at www.virtualshareholdermeeting.com/ALL2020, you must enter the 16-digit control number found on your proxy card, voting instruction form or notice of Internet availability. You may begin to log into the meeting platform beginning at 10:30 a.m.

Participants in the Allstate 401(k) Savings Plan may participate in the meeting, but may not vote the shares credited to their accounts during the meeting. All voting instructions for shares in the Allstate 401(k) Savings Plan must be received by May 14, 2020, so the trustee can tabulate and vote the shares.

Commencing on or about April 6, 2020, The Allstate Corporation will make the following intranet webpage available to employees:

Understanding the 2020 Proposals

Employee Stockholders’ Guide to Voting on Annual Meeting Proposals

Each year, Allstate stockholders are asked to consider and vote on proposals related to important governance matters. Some of the issues can be challenging to understand. The 2020 proposals are listed below, followed by explanations to help you understand the matters up for vote.

The proxy statement and the descriptions below provide the vote recommendation of the Allstate board of directors. These recommendations are based on the board’s view of what is best for stockholders and the corporation. Please review the proxy statement and annual report before voting. The board recommends you vote “FOR” each director and Proposals 2 and 3.

Proposal 1 – Election of 10 directors

Who are the directors of The Allstate Corporation?

The Allstate Corporation has 10 nominees for election as directors at the 2020 annual meeting. Nine of the directors are independent from Allstate, which means they are not Allstate employees and have no relationships with the company that would create a conflict of interest that would impair independence. Tom Wilson, chair, president, and CEO, is the only Allstate employee on the board. For more information, see the biographies of the board members, beginning on page 14 of the 2020 proxy statement.

Why do we vote to elect our board of directors every year?

Allstate’s practice of electing each director every year is considered good governance, as it allows stockholders the opportunity to vote on each director’s continued service annually.

What is the vote standard required to elect an Allstate director?

Each Allstate director must receive a majority of affirmative or “for” votes out of the votes cast. Some companies apply a plurality vote standard, which means a director can be elected by less than a majority of votes cast.

Proposal 2 – Say-on-pay – advisory vote to approve the compensation of the named executives

Why do stockholders get to vote on executive compensation?

The Dodd-Frank Act required public companies to provide stockholders with the opportunity to cast an advisory vote on the company’s executive compensation program for named executive officers. The vote is nonbinding, but it gives stockholders an opportunity to voice any concerns about a company’s executive compensation program. Allstate’s compensation and succession committee (a committee of the board) takes the stockholder vote into consideration when it conducts its annual review of the compensation program.

How does the board of directors determine executive compensation?

The compensation and succession committee of the board of directors works with an independent compensation consultant to design an executive compensation program that aligns compensation with the company’s strategic and operational business goals. In designing such a program, the committee examines market pay and practices at a group of peer companies and uses the 50th percentile of this peer group as a guideline in setting target direct compensation. To read more about this, see the 2020 proxy statement.

Proposal 3 – Ratification of auditors – ratification of the appointment of Deloitte & Touche LLP as Allstate’s independent registered public accountant for 2020

Why do we vote to ratify the auditors?

The audit committee of the board of directors annually appoints an independent registered public accounting firm. Stockholders are asked to ratify the appointment. If the appointment is not ratified by stockholders, the committee may reconsider which accounting firm to appoint. The proxy statement contains details on the fees paid to Deloitte & Touche LLP for 2019 and 2018.

Allstate.

✓ GO VOTE

YOUR VOTE IS IMPORTANT!

VOTE BY MAY 18, 2020.

To express our appreciation for your participation, Allstate will make a $1 charitable donation to the American Red Cross on behalf of every stockholder account that votes.

Allstate.

YOUR VOTE IS
IMPORTANT!
VOTE BY **MAY 18, 2020.**

To express our appreciation for your participation, Allstate will make a $1 charitable donation to the American Red Cross on behalf of every stockholder account that votes.

P35393-EPN